UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 20, 2006
Date of Report (Date of earliest event reported)
GREAT LAKES AVIATION, LTD.
(Exact Name of Registrant as Specified in Its Charter)

Iowa	000-23224	42-1135319
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
Of Incorporation)
1022 Airport Parkway
Cheyenne, Wyoming 82001
(Address of Principal Executive Offices, including Zip Code)
(307) 432-7000
(Registrant’s Telephone Number, including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into A Material Definitive Agreement
     On December 20, 2006, the Company and Boeing Capital Corporation (“Boeing”) entered into a Settlement Agreement that discharged the Company’s obligations for overdue rent payments owed to Boeing under a lease agreement for two Embraer aircraft. The total discharged payment amount was $10,067,097. Simultaneously, the Company paid Boeing a lump sum of $1,150,000 and a maintenance rent payment relating to two aircraft engines.
ITEM 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit 10.1	Settlement Agreement entered into as of December 20, 2006, by and between Boeing Capital Corporation and the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: December 27, 2006

GREAT LAKES AVIATION, LTD.
By:	/s/ Michael Matthews
Michael Matthews
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Settlement Agreement entered into as of December 20, 2006, by and between Boeing Capital Corporation and the Company.